Exhibit 99.1

Valspar Reports Fiscal 2013 Third-Quarter Results

•	Volumes increased 7% in the third quarter (4% excluding new Ace paint volumes)
•	Strong performance in the U.S. where volumes increased double digits, driven by growth in consumer paints, packaging, coil and wood product lines
•	Challenging demand in the general industrial market and macro-economic headwinds in international regions constrains overall business results
•	Updating fiscal 2013 EPS guidance (as adjusted) to $3.45 to $3.55

MINNEAPOLIS – August 13, 2013 – The Valspar Corporation (NYSE: VAL) today reported third quarter 2013 net sales of $1.1 billion, up 1% versus the prior year. Reported net income and earnings per diluted share for the current and prior year include several nonrecurring items, which are detailed in the “Reconciliation of Non-GAAP Financial Measures” included in this release. Third quarter 2013 adjusted net income and earnings per diluted share, excluding these nonrecurring items, were $96 million and $1.07 respectively. Third quarter 2012 adjusted net income and earnings per diluted share were $91 million and $0.97, respectively.

“We continue to drive strong volume growth from our new business initiatives in our consumer paint, packaging and wood product lines,” said Gary E. Hendrickson, chairman and chief executive officer. “However, sales and earnings finished slightly below our expectations for the quarter due to continued macro-economic headwinds in key general industrial market segments and certain international regions. Based on our third quarter results and the anticipated impact of these trends, we have updated our annual adjusted EPS guidance to $3.45 to $3.55. We continue to expect improved sales and earnings growth in the fourth quarter, but not at the level we had anticipated earlier in the year.”

Net sales in the Paints segment increased 3% to $455 million in the quarter, driven by strength in U.S. and China. Paints segment adjusted earnings before interest and taxes (EBIT) decreased 0.5% to $52 million, due to increased investments in long-term growth initiatives. Paints segment adjusted EBIT margins decreased approximately (40) bps to 11.5%.

- more -

Net sales in the Coatings segment increased 1% to $573 million. Sales growth in packaging, coil and wood product lines was offset by lower demand in the general industrial product line, primarily in coatings for off-road equipment and shipping containers. Coatings segment adjusted EBIT increased 3% to $101 million driven by leverage on increased volumes. Coatings segment adjusted EBIT margins increased in the quarter by approximately 40 bps to 17.6%.

An earnings conference call is scheduled for 11:00 a.m. Eastern Time (10:00 a.m. Central Time) today and will be webcast and accessible from the Investor Relations section of Valspar’s website at www.valsparglobal.com. Those unable to participate during the live broadcast can access an archive of the call on the Valspar website. An audio replay of the call will be available from 12:30 p.m. Central Time, Tuesday, August 13th through midnight, Tuesday, August 27th by dialing +1 800-475-6701 from within the U.S. or +1 (320) 365-3844 from outside of the U.S., using access code 299293.

Media Contact: Mark Goldman 612.851.7802 news@valspar.com	Investor Contact: Tyler Treat 612.851.7358 ttreat@valspar.com

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About The Valspar Corporation

The Valspar Corporation (NYSE: VAL) is a global leader in the paint and coatings industry. Since 1806, Valspar has been dedicated to bringing customers the latest innovations, the finest quality and the best customer service in the coatings industry. For more information, visit www.valsparglobal.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in this report constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are based on management’s current expectations, estimates, assumptions and beliefs about future events, conditions and financial performance. Forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside our control and could cause actual results to differ materially from such statements. Any statement that is not historical in nature is a forward-looking statement. We may identify forward-looking statements with words and phrases such as “expects,” “projects,” “estimates,” “anticipates,” “believes,” “could,” “may,” “will,” “plans to,” “intend,” “should” and similar expressions.  These risks, uncertainties and other factors include, but are not limited to, deterioration in general economic conditions, both domestic and international, that may adversely affect our business; fluctuations in availability and prices of raw materials, including raw material shortages and other supply chain disruptions, and the inability to pass along or delays in passing along raw material cost increases to our customers; dependence of internal sales and earnings growth on business cycles affecting our customers and growth in the domestic and international coatings industry; market share loss to, and pricing or margin pressure from, larger competitors with greater financial resources; significant indebtedness that restricts the use of cash flow from operations for acquisitions and other investments; dependence on acquisitions for growth, and risks related to future acquisitions, including adverse changes in the results of acquired businesses, the assumption of unforeseen liabilities and disruptions resulting from the integration of acquisitions; risks and uncertainties associated with operations and achievement of profitable growth in developing markets, including Asia and Central and South America; loss of business with key customers; damage to our reputation and business resulting from product claims or recalls, litigation, customer perception and other matters; our ability to respond to technology changes and to protect our technology; changes in governmental regulation, including more stringent environmental, health and safety regulations; our reliance on the efforts of vendors, government agencies, utilities and other third parties to achieve adequate compliance and avoid disruption of our business; unusual weather conditions adversely affecting sales; changes in accounting policies and standards and taxation requirements such as new tax laws or revised tax law interpretations; the nature, cost and outcome of pending and future litigation and other legal proceedings; and civil unrest and the outbreak of war and other significant national and international events. We undertake no obligation to subsequently revise any forward-looking statement to reflect new information, events or circumstances after the date of such statement, except as required by law.

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THE VALSPAR CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

For the Three and Nine Months Ended July 26, 2013 and July 27, 2012

(Dollars in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	July 26,	July 27,	July 26,	July 27,
	2013	2012	2013	2012

Net Sales	$1,089,013	$1,078,348	$2,995,474	$2,996,567
Cost of Sales	718,000	710,086	1,984,888	1,974,889
Restructuring Charges - Cost of Sales	1,652	4,312	8,321	8,972
Gross Profit	369,361	363,950	1,002,265	1,012,706
Research and Development	30,073	29,703	93,055	86,038
Selling, General and Administrative	182,118	189,325	525,338	555,508
Restructuring Charges	838	2,552	3,489	7,407
Acquisition-related Charges	758	—	758	—
Operating Expenses	213,787	221,580	622,640	648,953
Income From Operations	155,574	142,370	379,625	363,753
Interest Expense	16,000	16,482	47,861	51,559
Other (Income) Expense, Net	1,065	(1,056)	2,042	(1,212)
Income Before Income Taxes	138,509	126,944	329,722	313,406
Income Taxes	44,701	40,538	103,977	94,678
Net Income	$93,808	$86,406	$225,745	$218,728

Average Number of Shares O/S - basic	87,227,248	90,601,291	88,373,620	91,843,596
Average Number of Shares O/S - diluted	89,910,681	93,573,205	91,163,437	94,775,436

Net Income per Common Share - basic	$1.08	$0.95	$2.55	$2.38
Net Income per Common Share - diluted	$1.04	$0.92	$2.48	$2.31

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THE VALSPAR CORPORATION

SEGMENT INFORMATION (UNAUDITED AND SUBJECT TO RECLASSIFICATION)

For the Three and Nine Months Ended July 26, 2013 and July 27, 2012

(Dollars in thousands)

	Three Months Ended				Nine Months Ended
	July 26,		July 27,		July 26,		July 27,
	2013		2012		2013		2012

Coatings Segment
Net Sales	$572,837		$569,446		$1,607,152		$1,604,307
Earnings Before Interest and Taxes (EBIT)	99,026		98,238		253,602		261,290

Key Metrics (GAAP):
Sales Growth	0.6%		1.5%		0.2%		5.1%
EBIT, % of Net Sales	17.3%		17.3%		15.8%		16.3%

Key Metrics (non-GAAP)[1]:
Adjusted EBIT	$101,026		$98,099		$258,327		$262,186
Adjusted EBIT, % of Net Sales	17.6%		17.2%		16.1%		16.3%

Paints Segment
Net Sales	$454,969		$442,576		$1,222,002		$1,208,444
EBIT	50,761		48,819		126,206		121,506

Key Metrics (GAAP):
Sales Growth	2.8%		0.2%		1.1%		1.1%
EBIT, % of Net Sales	11.2%		11.0%		10.3%		10.1%

Key Metrics (non-GAAP)[1]:
Adjusted EBIT	$52,251		$52,532		$133,883		$133,017
Adjusted EBIT, % of Net Sales	11.5%		11.9%		11.0%		11.0%

Other and Administrative
Net Sales	$61,207		$66,326		$166,320		$183,816
EBIT	4,722		(3,631)		(2,225)		(17,831)

Key Metrics (GAAP):
Sales Growth	(7.7%	)	(2.7%	)	(9.5%	)	0.2%
EBIT, % of Net Sales	7.7%		(5.5%	)	(1.3%	)	(9.7%	)

Key Metrics (non-GAAP)[1]:
Adjusted EBIT	$4,480		$(341)		$(2,059)		$(13,859)
Adjusted EBIT, % of Net Sales	7.3%		(0.5%	)	(1.2%	)	(7.5%	)

[1]	The information on this page includes non-GAAP financial measures. Please refer to the "RECONCILIATION OF NON-GAAP FINANCIAL MEASURES" included in this release for detailed information.

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THE VALSPAR CORPORATION

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of July 26, 2013 and July 27, 2012

(Dollars in thousands)

	July 26,	July 27,
	2013	2012

Assets
Current Assets:
Cash and Cash Equivalents	$349,142	$181,478
Restricted Cash	13,539	19,828
Accounts and Notes Receivable, Net	716,033	745,933
Inventories	416,749	377,226
Deferred Income Taxes	37,791	47,720
Prepaid Expenses and Other	102,656	91,609
Total Current Assets	1,635,910	1,463,794
Goodwill	1,065,071	1,050,942
Intangibles, Net	549,468	547,604
Other Assets	32,595	18,876
Long-Term Deferred Income Taxes	4,903	1,916
Property, Plant & Equipment, Net	555,568	541,978
Total Assets	$3,843,515	$3,625,110

Liabilities and Stockholders' Equity
Current Liabilities:
Short-term Debt	$412,394	$115,993
Current Portion of Long-Term Debt	3,661	—
Trade Accounts Payable	575,667	521,654
Income Taxes	29,835	40,239
Other Accrued Liabilities	338,352	349,224
Total Current Liabilities	1,359,909	1,027,110
Long Term Debt, Net of Current Portion	1,012,550	1,056,955
Deferred Income Taxes	208,928	208,299
Other Long-Term Liabilities	155,676	136,091
Total Liabilities	2,737,063	2,428,455
Stockholders' Equity	1,106,452	1,196,655
Total Liabilities and Stockholders' Equity	$3,843,515	$3,625,110

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THE VALSPAR CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

For the Three Months Ended July 26, 2013 and July 27, 2012

(Dollars in thousands, except per share amounts)

The following information provides reconciliations of non-GAAP financial measures from operations presented in the accompanying news release to the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). The company has provided non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in the accompanying news release that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for, or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented in the news release. The non-GAAP financial measures in the accompanying news release may differ from similar measures used by other companies. The following tables reconcile gross profit, operating expense, earning before interest and taxes (EBIT), net income, net income per common share - diluted, and diluted earnings per share (EPS) guidance for the periods presented (GAAP financial measures) to adjusted gross profit, adjusted operating expense, adjusted earning before interest and taxes (EBIT), adjusted net income, adjusted net income per common share - diluted, and adjusted diluted earnings per share (EPS) guidance (non-GAAP financial measures) for the periods presented.

	Three Months Ended July 26, 2013			Three Months Ended July 27, 2012
	Dollars	% of Net Sales		Dollars	% of Net Sales

Coatings Segment
Earnings Before Interest and Taxes (EBIT)	$99,026	17.3%		$98,238	17.3%
Restructuring Charges - Cost of Sales	163	0.0%		(74)	(0.0%	)
Restructuring Charges - Operating Expense	1,079	0.2%		(65)	(0.0%	)
Acquisition-related Charges - Operating Expense	758	0.1%		—	0.0%
Adjusted EBIT	$101,026	17.6%		$98,099	17.2%

Paints Segment
EBIT	$50,761	11.2%		$48,819	11.0%
Restructuring Charges - Cost of Sales	1,489	0.3%		1,823	0.4%
Restructuring Charges - Operating Expense	1	0.0%		1,890	0.4%
Adjusted EBIT	$52,251	11.5%		$52,532	11.9%

Other and Administrative
EBIT	$4,722	7.7%		$(3,631)	(5.5%	)
Restructuring Charges - Cost of Sales	—	0.0%		2,563	3.9%
Restructuring Charges - Operating Expense	(242)	(0.4%	)	727	1.1%
Adjusted EBIT	$4,480	7.3%		$(341)	(0.5%	)

Total
Gross Profit	$369,361	33.9%		$363,950	33.8%
Restructuring Charges - Cost of Sales	1,652	0.2%		4,312	0.4%
Adjusted Gross Profit	$371,013	34.1%		$368,262	34.2%

Operating Expenses	$213,787	19.6%		$221,580	20.5%
Restructuring Charges - Operating Expense	(838)	(0.1%	)	(2,552)	(0.2%	)
Acquisition-related Charges - Operating Expense	(758)	(0.1%	)	—	0.0%
Adjusted Operating Expenses	$212,191	19.5%		$219,028	20.3%

EBIT	$154,509	14.2%		$143,426	13.3%
Restructuring Charges - Total	2,490	0.2%		6,864	0.6%
Acquisition-related Charges - Total	758	0.1%		—	0.0%
Adjusted EBIT	$157,757	14.5%		$150,290	13.9%

Net Income	$93,808			$86,406
After Tax Restructuring Charges - Total	1,853			4,442
After Tax Acquisition-related Charges - Total	758			—
Adjusted Net Income	$96,419			$90,848

Net Income per Common Share - diluted	$1.04			$0.92
Restructuring Charges - Total	0.02			0.05
Acquisition-related Charges - Total	0.01			—
Adjusted Net Income per Common Share - diluted	$1.07			$0.97

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THE VALSPAR CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

For the Nine Months Ended July 26, 2013 and July 27, 2012

(Dollars in thousands, except per share amounts)

	Nine Months Ended July 26, 2013			Nine Months Ended July 27, 2012
	Dollars	% of Net Sales		Dollars	% of Net Sales

Coatings Segment
Earnings Before Interest and Taxes (EBIT)	$253,602	15.8%		$261,290	16.3%
Restructuring Charges - Cost of Sales	2,577	0.2%		546	0.0%
Restructuring Charges - Operating Expense	1,390	0.1%		350	0.0%
Acquisition-related Charges - Operating Expense	758	0.0%		—	0.0%
Adjusted EBIT	$258,327	16.1%		$262,186	16.3%

Paints Segment
EBIT	$126,206	10.3%		$121,506	10.1%
Restructuring Charges - Cost of Sales	5,744	0.5%		5,863	0.5%
Restructuring Charges - Operating Expense	1,933	0.2%		5,648	0.5%
Adjusted EBIT	$133,883	11.0%		$133,017	11.0%

Other and Administrative
EBIT	$(2,225)	(1.3%	)	$(17,831)	(9.7%	)
Restructuring Charges - Cost of Sales	—	0.0%		2,563	1.4%
Restructuring Charges - Operating Expense	166	0.1%		1,409	0.8%
Adjusted EBIT	$(2,059)	(1.2%	)	$(13,859)	(7.5%	)

Total
Gross Profit	$1,002,265	33.5%		$1,012,706	33.8%
Restructuring Charges - Cost of Sales	8,321	0.3%		8,972	0.3%
Adjusted Gross Profit	$1,010,586	33.7%		$1,021,678	34.1%

Operating Expenses	$622,640	20.8%		$648,953	21.7%
Restructuring Charges - Operating Expense	(3,489)	(0.1%	)	(7,407)	(0.2%	)
Acquisition-related Charges - Operating Expense	(758)	(0.0%	)	—	0.0%
Adjusted Operating Expenses	$618,393	20.6%		$641,546	21.4%

EBIT	$377,583	12.6%		$364,965	12.2%
Restructuring Charges - Total	11,810	0.4%		16,379	0.5%
Acquisition-related Charges - Total	758	0.0%		—	0.0%
Adjusted EBIT	$390,151	13.0%		$381,344	12.7%

Net Income	$225,745			$218,728
After Tax Restructuring Charges - Total	8,268			11,259
After Tax Acquisition-related Charges - Total	758			—
Adjusted Net Income	$234,771			$229,987

Net Income per Common Share - diluted	$2.48			$2.31
Restructuring Charges - Total	0.09			0.12
Acquisition-related Charges - Total	0.01			—
Adjusted Net Income per Common Share - diluted	$2.58			$2.43

Reconciliation of Fiscal 2013 Annual Adjusted Diluted EPS Guidance
Diluted EPS Guidance				$3.19 - $3.24
Restructuring Charges				0.25 - 0.30
Acquisition-related Charges				0.01
Adjusted Diluted EPS Guidance				$3.45 - $3.55

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